UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amended Current report filing)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009 (December 31, 2008)

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-153486-99	26-3853402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd and Market Streets, Halifax, PA	17052
(Address of principal executive offices)	(Zip Code)

(717) 896-3433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Riverview Financial Corporation (the “Registrant”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “Commission”) on December 31, 2008.   This Form 8-K/A is being filed in order to provide the historical financial statements as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b), for which financial statements and pro forma financial information were not included in the Form 8-K filed on December 31, 2008.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On December 31, 2008 and pursuant to the Agreement and Plan of Consolidation (the “Agreement”), dated, June 18, 2008, as amended, by and between First Perry Bancorp, Inc. (“First Perry”) and HNB Bancorp, Inc. (“HNB”), Riverview Financial Corporation (the “Corporation”), a Pennsylvania corporation, was formed upon the completion of the consolidation of First Perry and HNB, and each outstanding share of common stock of First Perry and HNB was converted into 2.435 and 2.520 shares of the Corporation’s common stock, respectively.  Further, the First National Bank of Marysville, the wholly owned subsidiary of First Perry, and Halifax National Bank, the wholly owned subsidiary of HNB, consolidated to form Riverview National Bank, which is the wholly owned subsidiary of the Corporation.

The Agreement was previously filed with the Securities and Exchange Commission on November 4, 2008 on Amendment No. 2 to First Perry’s Registration Statement on Form S-4 (Registration No. 333-153486) under Annex A, and is incorporated into this Item 2.01 by reference.

A press release announcing the formation of the Corporation as a result of the consolidation of First Perry and HNB was previously filed with the Securities and Exchange Commission on December 31, 2008 as Exhibit 99.1 to First Perry’s Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired

The audited financial statements of First Perry as of and for the years ended December 31, 2007 and 2006 are herein incorporated by reference as Exhibit 99.2.

The unaudited interim financial statements of First Perry as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007 are attached hereto as Exhibit 99.3 and are incorporated herein in their entirety by reference.

The audited financial statements of HNB as of and for the years ended December 31, 2007 and 2006 are attached hereto as Exhibit 99.4 and are incorporated herein in their entirety by reference.

The unaudited interim financial statements of HNB as of and for the nine months ended September 30, 2008 are attached as Exhibit 99.5 and are incorporated herein in their entirety by reference.

(b)                                 Pro Forma Financial Information

The unaudited pro forma financial information as of September 30, 2008 and for the nine months ended September 30, 2008 is attached hereto as Exhibit 99.6 and is incorporated herein in its entirety by reference.

Exhibits

2.1                               Agreement and Plan of Consolidation, dated, June 18, 2008, as amended, by and between First Perry Bancorp and HNB Bancorp, Inc. (incorporated by reference from Annex A included in First Perry’s Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-153486) filed November 4, 2008).

99.1                         Press release announcing the formation of Riverview Financial Corporation through the consolidation of First Perry Bancorp, Inc. and HNB Bancorp, Inc. dated December 31, 2008, incorporated by reference to First Perry’s Current Report on Form 8-K filed on December 31, 2008.

99.2                         Audited financial statements of First Perry as of and for the years ended December 31, 2007 and 2006 and Report of Independent Registered Public Accounting firm are herein incorporated by reference to financial statements included in the Registration Statement on Form S-4 (Registration No. 333-153486) originally filed September 15, 2008.

99.3                         Unaudited interim financial statements of First Perry as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007 are incorporated by reference to financial statements included in First Perry’s Form 10-Q filed on December 22, 2008.

99.4                         Audited financial statements of HNB as of and for the years ended December 31, 2007 and 2006 and Report of Independent Registered Public Accounting firm are herein incorporated by reference to financial statements included in the Registration Statement on Form S-4 (Registration No. 333-153486) originally filed September 15, 2008.

99.5                         Unaudited interim financial statements of HNB including the consolidated balance sheets as of September 30, 2008 and December 31, 2007, and the consolidated income statements for the nine months ended September 30, 2008 and 2007.

99.6                         Unaudited pro forma financial information as of and for the nine months ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: March 12, 2009	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Consolidation, dated, June 18, 2008, as amended, by and between First Perry Bancorp and HNB Bancorp, Inc. (incorporated by reference from Annex A included in First Perry’s Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-153486) filed November 4, 2008).

99.1

Press release announcing the formation of Riverview Financial Corporation through the consolidation of First Perry Bancorp, Inc. and HNB Bancorp, Inc. dated December 31, 2008, incorporated by reference to First Perry’s Current Report on Form 8-K filed on December 31, 2008.

99.2

Audited financial statements of First Perry as of and for the years ended December 31, 2007 and 2006 and Report of Independent Registered Public Accounting firm are herein incorporated by reference to financial statements included in the Registration Statement on Form S-4 (Registration No. 333-153486) originally filed September 15, 2008.

99.3

Unaudited interim financial statements of First Perry as of September 30, 2008 and for the nine months ended September 30, 2008 and 2007 are incorporated by reference to financial statements included in First Perry’s Form 10-Q filed on December 22, 2008.

99.4

Audited financial statements of HNB as of and for the years ended December 31, 2007 and 2006 and Report of Independent Registered Public Accounting firm are herein incorporated by reference to financial statements included in the Registration Statement on Form S-4 (Registration No. 333-153486) originally filed September 15, 2008.

99.5

Unaudited interim financial statements of HNB including the consolidated balance sheets as of September 30, 2008 and December 31, 2007, and the consolidated income statements for the nine months ended September 30, 2008 and 2007.

99.6	Unaudited pro forma financial information as of and for the nine months ended September 30, 2008.